UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2015

Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13461	76-0506313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices) (Zip code)
(713) 647-5700
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On June 2, 2014 and September 9, 2014, Group 1 Automotive, Inc. (the “Company”) completed its private placement of $550,000,000 aggregate principal amount of its 5.000% Senior Notes due 2022 (the “5.000% Notes”) to J.P. Morgan Securities LLC and the other initial purchasers (the “Initial Purchasers”). The 5.000% Notes are guaranteed on an unsecured senior basis (the “Guarantees”) by certain of the Company’s subsidiaries (collectively, the “Guarantors”). The Company will be filing a registration statement on Form S-4, which incorporates the contents of the Current Report on Form 8-K. The Company and the Guarantors will be co-registrants and the registration statement will register a guarantee of debt securities by the Guarantors. At such time, the Guarantors will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered.

This Current Report on Form 8-K was prepared to update the Company's audited financial statements as of December 31, 2014 and 2013 and for each of the years in the three year period ending December 31, 2014 to include Note 22, providing the condensed consolidating financial information as required by Rule 3-10 of Regulation S-X.

The Company has not otherwise updated the financial information for activities or events occurring after the date this information was originally presented in the Company's Form 10-K for the year ended December 31, 2014.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit
Number        Description

23.1        Consent of Ernst & Young LLP

99.1        Financial statements of Group 1 Automotive, Inc. and subsidiaries as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014.

101.INS        XBRL Instance Document.

101.SCH    XBRL Taxonomy Extension Schema Document.

101.CAL    XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF    XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB    XBRL Taxonomy Extension Label Linkbase Document.

101.PRE        XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Group 1 Automotive, Inc.

May 8, 2015	By:	/s/ John C. Rickel
Date		John C. Rickel, Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description

23.1        Consent of Ernst & Young LLP

99.1         Financial statements of Group 1 Automotive, Inc. and subsidiaries as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014.

101.INS        XBRL Instance Document.

101.SCH    XBRL Taxonomy Extension Schema Document.

101.CAL    XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF    XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB    XBRL Taxonomy Extension Label Linkbase Document.

101.PRE        XBRL Taxonomy Extension Presentation Linkbase Document.